Exhibit 99.1
PRESS RELEASE

FTAI Infrastructure Inc. Reports Second Quarter 2024 Results, Declares Dividend of $0.03 per Share of Common Stock

NEW YORK, August 2, 2024 (GLOBE NEWSWIRE) -- FTAI Infrastructure Inc. (NASDAQ:FIP) (the “Company” or “FTAI Infrastructure”) today reported financial results for the second quarter 2024. The Company’s consolidated comparative financial statements and key performance measures are attached as an exhibit to this press release.

Financial Overview

(in thousands, except per share data)
Selected Financial Results	Q2’24
Net Loss Attributable to Stockholders	$(54,350)
Basic and Diluted Loss per Share of Common Stock	$(0.52)
Adjusted EBITDA (1)	$34,256
Adjusted EBITDA - Four core segments (1)(2)	$41,793
_______________________________
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Second Quarter 2024 Dividends
On August 1, 2024, the Company’s Board of Directors (the “Board”) declared a cash dividend on its common stock of $0.03 per share for the quarter ended June 30, 2024, payable on August 20, 2024 to the holders of record on August 12, 2024.
Business Highlights
•Second quarter Adjusted EBITDA from four core segments of $41.8 million, up 12% from first quarter(1)(2).
•Transtar generated revenue of $45.6 million as carloads remain steady and average rates per car hit record level; car repair facility fully operational for the quarter with strong momentum.
•Jefferson Terminal throughput and revenue represented record quarterly levels.
•Long Ridge revenue reflects May scheduled maintenance outage; recently announced results from power capacity auction to add substantial EBITDA for mid-2025 to mid-2026 period.
(1)For definitions and reconciliations of non-GAAP measures, please refer to the exhibit to this press release.
(2)Excludes Sustainability and Energy Transition and Corporate and Other segments.
Additional Information
For additional information that management believes to be useful for investors, please refer to the presentation posted on the Investor Relations section of the Company’s website, www.fipinc.com, and the Company’s Quarterly Report on Form 10-Q, when available on the Company’s website. Nothing on the Company’s website is included or incorporated by reference herein.
Conference Call
In addition, management will host a conference call on Friday, August 2, 2024 at 8:00 A.M. Eastern Time. The conference call may be accessed by registering via the following link https://register.vevent.com/register/BIf70c417adfcb4f7cb72082d89b0c516a. Once registered, participants will receive a dial-in and unique pin to access the call.
A simultaneous webcast of the conference call will be available to the public on a listen-only basis at www.fipinc.com. Please allow extra time prior to the call to visit the site and download the necessary software required to listen to the internet broadcast.
A replay of the conference call will be available after 11:30 A.M. on Friday, August 2, 2024 through 11:30 A.M. on Friday, August 9, 2024 on https://ir.fipinc.com/news-events/events.

The information contained on, or accessible through, any websites included in this press release is not incorporated by reference into, and should not be considered a part of, this press release.
About FTAI Infrastructure Inc.
FTAI Infrastructure primarily invests in critical infrastructure with high barriers to entry across the rail, ports and terminals, and power and gas sectors that, on a combined basis, generate strong and stable cash flows with the potential for earnings growth and asset appreciation. FTAI Infrastructure is externally managed by an affiliate of Fortress Investment Group LLC, a leading, diversified global investment firm.
Cautionary Note Regarding Forward-Looking Statements
Certain statements in this press release may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, Transtar’s continued momentum, and Long Ridge’s potential ability to add substantial EBITDA for mid-2025 to mid-2026 period. These statements are based on management's current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements, many of which are beyond the Company’s control. The Company can give no assurance that its expectations will be attained and such differences may be material. Accordingly, you should not place undue reliance on any forward-looking statements contained in this press release. For a discussion of some of the risks and important factors that could affect such forward-looking statements, see the sections entitled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, which are available on the Company’s website (www.fipinc.com). In addition, new risks and uncertainties emerge from time to time, and it is not possible for the Company to predict or assess the impact of every factor that may cause its actual results to differ from those contained in any forward-looking statements. Such forward-looking statements speak only as of the date of this press release. The Company expressly disclaims any obligation to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company's expectations with regard thereto or change in events, conditions or circumstances on which any statement is based. This release shall not constitute an offer to sell or the solicitation of an offer to buy any securities.
For further information, please contact:
Alan Andreini
Investor Relations
FTAI Infrastructure Inc.
(646) 734-9414
aandreini@fortress.com

Exhibit - Financial Statements
FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF OPERATIONS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2024	2023	2024	2023
Revenues
Total revenues	$84,887	$81,832	$167,422	$158,326

Expenses
Operating expenses	61,225	62,775	125,800	127,937
General and administrative	2,840	3,702	7,701	6,903
Acquisition and transaction expenses	921	636	1,847	905
Management fees and incentive allocation to affiliate	2,776	3,084	5,777	6,066
Depreciation and amortization	20,163	20,292	40,684	40,427
Asset impairment	—	602	—	743
Total expenses	87,925	91,091	181,809	182,981

Other (expense) income
Equity in (losses) earnings of unconsolidated entities	(12,788)	(1,625)	(24,690)	2,741
(Loss) gain on sale of assets, net	(150)	647	(163)	523
Loss on modification or extinguishment of debt	(9,170)	—	(9,170)	—
Interest expense	(29,690)	(24,182)	(57,283)	(47,432)
Other income	6,963	1,370	9,328	1,591
Total other expense	(44,835)	(23,790)	(81,978)	(42,577)
Loss before income taxes	(47,873)	(33,049)	(96,365)	(67,232)
Provision for income taxes	267	823	2,072	2,552
Net loss	(48,140)	(33,872)	(98,437)	(69,784)
Less: Net loss attributable to non-controlling interests in consolidated subsidiaries	(11,400)	(10,276)	(22,090)	(20,169)
Less: Dividends and accretion of redeemable preferred stock	17,610	15,257	34,585	29,827
Net loss attributable to stockholders	$(54,350)	$(38,853)	$(110,932)	$(79,442)

Loss per share:
Basic	$(0.52)	$(0.38)	$(1.06)	$(0.77)
Diluted	$(0.52)	$(0.38)	$(1.06)	$(0.77)
Weighted average shares outstanding:
Basic	105,039,831	102,793,800	104,612,209	102,790,737
Diluted	105,039,831	102,793,800	104,612,209	102,790,737

FTAI INFRASTRUCTURE INC.
CONSOLIDATED BALANCE SHEETS (Unaudited)
(Dollar amounts in thousands, except share and per share data)

	(Unaudited)
	June 30, 2024	December 31, 2023
Assets
Current assets:
Cash and cash equivalents	$33,101	$29,367
Restricted cash	153,364	58,112
Accounts receivable, net	52,221	55,990
Other current assets	50,557	42,034
Total current assets	289,243	185,503
Leasing equipment, net	36,114	35,587
Operating lease right-of-use assets, net	68,280	69,748
Property, plant, and equipment, net	1,605,786	1,630,829
Investments	63,472	72,701
Intangible assets, net	48,838	52,621
Goodwill	275,367	275,367
Other assets	65,308	57,253
Total assets	$2,452,408	$2,379,609

Liabilities
Current liabilities:
Accounts payable and accrued liabilities	$111,570	$130,796
Operating lease liabilities	7,222	7,218
Other current liabilities	18,828	12,623
Total current liabilities	137,620	150,637
Debt, net	1,554,124	1,340,910
Operating lease liabilities	61,070	62,441
Other liabilities	53,110	87,530
Total liabilities	1,805,924	1,641,518

Commitments and contingencies	—	—

Redeemable preferred stock ($0.01 par value per share; 200,000,000 shares authorized; 300,000 shares issued and outstanding as of June 30, 2024 and December 31, 2023; redemption amount of $446.5 million at June 30, 2024 and December 31, 2023)	359,817	325,232

Equity
Common stock ($0.01 par value per share; 2,000,000,000 shares authorized; 101,704,885 and 100,589,572 shares issued and outstanding as of June 30, 2024 and December 31, 2023, respectively)	1,016	1,006
Additional paid in capital	803,603	843,971
Accumulated deficit	(258,520)	(182,173)
Accumulated other comprehensive loss	(151,268)	(178,515)
Stockholders' equity	394,831	484,289
Non-controlling interest in equity of consolidated subsidiaries	(108,164)	(71,430)
Total equity	286,667	412,859
Total liabilities, redeemable preferred stock and equity	$2,452,408	$2,379,609

FTAI INFRASTRUCTURE INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS (Unaudited)
(Dollar amounts in thousands, unless otherwise noted)

	Six Months Ended June 30,
	2024	2023
Cash flows from operating activities:
Net loss	$(98,437)	$(69,784)
Adjustments to reconcile net loss to net cash used in operating activities:
Equity in losses (earnings) of unconsolidated entities	24,690	(2,741)
Loss (gain) on sale of assets, net	163	(523)
Loss on modification or extinguishment of debt	9,170	—
Equity-based compensation	4,139	1,537
Depreciation and amortization	40,684	40,427
Asset impairment	—	743
Change in deferred income taxes	1,493	2,110
Change in fair value of non-hedge derivative	—	1,125
Amortization of deferred financing costs	4,570	3,098
Amortization of bond discount	2,898	2,144
Provision for (benefit from) credit losses	514	(74)
Change in:
Accounts receivable	3,255	4,506
Other assets	(3,040)	(4,724)
Accounts payable and accrued liabilities	(12,787)	(6,202)
Other liabilities	1,218	11,427
Net cash used in operating activities	(21,470)	(16,931)

Cash flows from investing activities:
Investment in unconsolidated entities	(1,639)	(3,315)
Acquisition of consolidated subsidiary	—	(4,448)
Acquisition of leasing equipment	(1,204)	—
Acquisition of property, plant and equipment	(27,420)	(65,696)
Investment in promissory notes and loans	(17,500)	(22,000)
Investment in equity instruments	(5,000)	—
Proceeds from sale of leasing equipment	—	115
Proceeds from sale of property, plant and equipment	111	988
Net cash used in investing activities	(52,652)	(94,356)

Cash flows from financing activities:
Proceeds from debt, net	449,689	66,600
Repayment of debt	(242,001)	—
Payment of financing costs	(10,022)	(1,192)
Cash dividends - common stock	(6,303)	(6,170)
Settlement of equity-based compensation	(3,216)	(90)
Distributions to non-controlling interests	(15,039)	(20)
Net cash provided by financing activities	173,108	59,128

Net decrease in cash and cash equivalents and restricted cash	98,986	(52,159)
Cash and cash equivalents and restricted cash, beginning of period	87,479	149,642
Cash and cash equivalents and restricted cash, end of period	$186,465	$97,483

Key Performance Measures
The Chief Operating Decision Maker (“CODM”) utilizes Adjusted EBITDA as our key performance measure.
Adjusted EBITDA provides the CODM with the information necessary to assess operational performance, as well as make resource and allocation decisions. Adjusted EBITDA is defined as net income (loss) attributable to stockholders, adjusted (a) to exclude the impact of provision for (benefit from) income taxes, equity-based compensation expense, acquisition and transaction expenses, losses on the modification or extinguishment of debt and capital lease obligations, changes in fair value of non-hedge derivative instruments, asset impairment charges, incentive allocations, depreciation and amortization expense, interest expense, interest and other costs on pension and other pension expense benefits (“OPEB”) liabilities, dividends and accretion of redeemable preferred stock, and other non-recurring items, (b) to include the impact of our pro-rata share of Adjusted EBITDA from unconsolidated entities, and (c) to exclude the impact of equity in earnings (losses) of unconsolidated entities and the non-controlling share of Adjusted EBITDA.

The following table sets forth a reconciliation of net loss attributable to stockholders to Adjusted EBITDA for the three and six months ended June 30, 2024 and 2023:

	Three Months Ended June 30,		Change	Six Months Ended June 30,		Change
(in thousands)	2024	2023		2024	2023
Net loss attributable to stockholders	$(54,350)	$(38,853)	$(15,497)	$(110,932)	$(79,442)	$(31,490)
Add: Provision for income taxes	267	823	(556)	2,072	2,552	(480)
Add: Equity-based compensation expense	1,799	642	1,157	4,139	1,537	2,602
Add: Acquisition and transaction expenses	921	636	285	1,847	905	942
Add: Losses on the modification or extinguishment of debt and capital lease obligations	9,170	—	9,170	9,170	—	9,170
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	1,125	(1,125)
Add: Asset impairment charges	—	602	(602)	—	743	(743)
Add: Incentive allocations	—	—	—	—	—	—
Add: Depreciation & amortization expense (1)	21,596	20,292	1,304	42,693	40,427	2,266
Add: Interest expense	29,690	24,182	5,508	57,283	47,432	9,851
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	3,208	6,886	(3,678)	9,465	15,076	(5,611)
Add: Dividends and accretion of redeemable preferred stock	17,610	15,257	2,353	34,585	29,827	4,758
Add: Interest and other costs on pension and OPEB liabilities	(138)	480	(618)	462	960	(498)
Add: Other non-recurring items (3)	—	51	(51)	—	1,339	(1,339)
Less: Equity in losses (earnings) of unconsolidated entities	12,788	1,625	11,163	24,690	(2,741)	27,431
Less: Non-controlling share of Adjusted EBITDA (4)	(8,305)	(4,946)	(3,359)	(13,987)	(10,167)	(3,820)
Adjusted EBITDA (non-GAAP)	$34,256	$27,677	$6,579	$61,487	$49,573	$11,914
_______________________________
(1)Includes the following items for the three months ended June 30, 2024 and 2023: (i) depreciation and amortization expense of $20,163 and $20,292 and (ii) capitalized contract costs amortization of $1,433 and $—, respectively. Includes the following items for the six months ended June 30, 2024 and 2023: (i) depreciation and amortization expense of $40,684 and $40,427 and (ii) capitalized contract costs amortization of $2,009 and $—, respectively.
(2)Includes the following items for the three months ended June 30, 2024 and 2023: (i) net loss of $(12,838) and $(1,660), (ii) interest expense of $11,182 and $8,304, (iii) depreciation and amortization expense of $8,050 and $7,967, (iv) acquisition and transaction expenses of $31 and $237, (v) changes in fair value of non-hedge derivative instruments of $(3,875) and $(7,963), (vi) equity-based compensation of $1 and $1, (vii) asset impairment of $163 and $—, (viii) equity method basis adjustments of $16 and $— and (ix) other non-recurring items of $478 and $—, respectively. Includes the following items for the six months ended June 30, 2024 and 2023: (i) net (loss) income of $(24,780) and $2,658, (ii) interest expense of $22,075 and $16,336, (iii) depreciation and amortization expense of $13,180 and $13,633, (iv) acquisition and transaction expenses of $50 and $257, (v) changes in fair value of non-hedge derivative instruments of $(1,822) and $(17,810), (vi) equity-based compensation of $2 and $2, (vii) asset impairment of $250 and $—, (viii) equity method basis adjustments of $32 and $— and (ix) other non-recurring items of $478 and $—, respectively.
(3)Includes the following item for the three and six months ended June 30, 2023: Railroad severance expense of $51 and $1,339, respectively.
(4)Includes the following items for the three months ended June 30, 2024 and 2023: (i) equity-based compensation of $268 and $76, (ii) (benefit from) provision for income taxes of $(142) and $35, (iii) interest expense of $2,639 and $1,880, (iv) depreciation and amortization expense of $3,387 and $2,944, (v) acquisition and transaction expense of $3 and $8, (vi) interest and other costs on pension and OPEB liabilities of $— and $1, (vii) asset impairment of $— and $2 and (viii) loss on modification or extinguishment of debt of $2,150 and $—, respectively. Includes the following items for the six months ended June 30, 2024 and 2023: (i) equity-based compensation of $699 and $186, (ii) (benefit from) provision for income taxes of $(276) and $88, (iii) interest expense of $4,828 and $3,737, (iv) depreciation and amortization expense of $6,581 and $6,080, (v) changes in fair value of non-hedge derivative instruments of $— and $61, (vi) acquisition and transaction expense of $3 and $8, (vii) interest and other costs on pension and OPEB liabilities of $2 and $2, (viii) asset impairment of $— and $2, (ix) loss on modification or extinguishment of debt of $2,150 and $— and (x) other non-recurring items of $— and $3, respectively.

The following tables sets forth a reconciliation of net income (loss) attributable to stockholders to Adjusted EBITDA for our four core segments for the three months ended June 30, 2024:

	Three Months Ended June 30, 2024
(in thousands)	Railroad	Jefferson Terminal	Repauno	Power and Gas	Four Core Segments
Net income (loss) attributable to stockholders	$15,788	$(14,152)	$(4,160)	$(5,173)	$(7,697)
Add: Provision for (benefit from) income taxes	1,092	(612)	(25)	—	455
Add: Equity-based compensation expense	290	1,101	134	—	1,525
Add: Acquisition and transaction expenses	153	8	—	398	559
Add: Losses on the modification or extinguishment of debt and capital lease obligations	—	9,170	—	—	9,170
Add: Changes in fair value of non-hedge derivative instruments	—	—	—	—	—
Add: Asset impairment charges	—	—	—	—	—
Add: Incentive allocations	—	—	—	—	—
Add: Depreciation & amortization expense (1)	4,860	13,733	2,480	—	21,073
Add: Interest expense	98	11,190	242	—	11,530
Add: Pro-rata share of Adjusted EBITDA from unconsolidated entities (2)	—	—	—	6,285	6,285
Add: Dividends and accretion of redeemable preferred stock	—	—	—	—	—
Add: Interest and other costs on pension and OPEB liabilities	(138)	—	—	—	(138)
Add: Other non-recurring items	—	—	—	—	—
Less: Equity in losses of unconsolidated entities	—	—	—	7,336	7,336
Less: Non-controlling share of Adjusted EBITDA (3)	(22)	(8,110)	(173)	—	(8,305)
Adjusted EBITDA (non-GAAP)	$22,121	$12,328	$(1,502)	$8,846	$41,793
_______________________________
(1)Jefferson Terminal
Includes the following items for the three months ended June 30, 2024: (i) depreciation and amortization expense of $12,300 and (ii) capitalized contract costs amortization of $1,433.
(2)Power and Gas
Includes the following items for the three months ended June 30, 2024: (i) net loss of $(7,353), (ii) interest expense of $9,465, (iii) depreciation and amortization expense of $7,359, (iv) acquisition and transaction expenses of $31, (v) changes in fair value of non-hedge derivative instruments of $(3,875), (vi) equity-based compensation of $1, (vii) asset impairment of $163, (viii) equity method basis adjustments of $16 and (ix) other non-recurring items of $478.
(3)Railroad
Includes the following items for the three months ended June 30, 2024: (i) equity-based compensation of $1, (ii) provision for income taxes of $3, (iii) interest expense of $1, (iv) depreciation and amortization expense of $16 and (v) acquisition and transaction expense of $1.
Jefferson Terminal
Includes the following items for the three months ended June 30, 2024: (i) equity-based compensation of $259, (ii) benefit from income taxes of $(143), (iii) interest expense of $2,623, (iv) depreciation and amortization expense of $3,219, (v) acquisition and transaction expense of $2 and (vi) loss on modification or extinguishment of debt of $2,150.
Repauno
Includes the following items for the three months ended June 30, 2024: (i) equity-based compensation of $8, (ii) benefit from income taxes of $(2), (iii) interest expense of $15 and (iv) depreciation and amortization expense of $152.